DRAFT
01/14/10

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2010
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition	1

Item 2.05 Costs Associated with Exit or Disposal Activities	1

Item 9.01 Financial Statements and Exhibits	1
Exhibit 99.1

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Item 2.02 Results of Operations and Financial Condition
     On January 14, 2010, Ixia (the “Company”) issued a press release that included revised revenue guidance for the Company’s fiscal fourth quarter ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Item 2.05 Costs Associated with Exit or Disposal Activities
     On January 11, 2010, Ixia committed to a company-wide restructuring initiative primarily to eliminate duplicate resources resulting from the Company’s acquisition, on October 30, 2009, of substantially all of the assets of Agilent Technologies, Inc. relating to Agilent’s N2X and Network Tester products. The restructuring plan includes the elimination worldwide of approximately 80 positions. The Company expects that the restructuring plan will be substantially completed by June 30, 2010 and estimates that the restructuring initiative will yield annual cost savings of approximately $11 million. The Company will record a charge for severance and other related costs of approximately $3.0 million to $4.0 million on a pre-tax basis to reflect the impact of the restructuring, all or substantially all of which will result in cash expenditures by the Company.
FORWARD-LOOKING STATEMENTS
     Certain statements made in this Item 2.05 are forward-looking statements, including, without limitation, statements regarding estimated costs and estimated cost savings. Such statements reflect the Company’s current intent, belief and expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that may cause future results to differ materially from our current expectations include, among others, the risk that the Company will not realize all of the expected benefits of the restructuring and the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2008, and in our other filings with the U.S. Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following Exhibit 99.1 is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated January 14, 2010 of the Company

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: January 15, 2010	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 14, 2010 of the Company